UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 6, 2008 (Date of earliest event reported)

MAGNETEK, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-10233	95-3917584
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
N49 W13650 Campbell Drive Menomonee Falls, WI 53041
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (262) 783-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

See Press Release dated February 6, 2008 entitled "Magnetek Announces Fiscal 2008 Second Quarter Results", attached as Exhibit 99.1 to this Current Report.

EXHIBIT NUMBER	DESCRIPTION
99.1	Magnetek, Inc. Press Release dated February 6, 2008 entitled "Magnetek Announces Fiscal 2008 Second Quarter Results".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNETEK, INC.

	By:	/s/ David Reiland
David Reiland
President and Chief
Executive Officer
February 6, 2008

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Magnetek, Inc. Press Release dated February 6, 2008 entitled “Magnetek Announces Fiscal 2008 Second-Quarter Results”.